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                                                                    Exhibit 32.1

                            THE LUBRIZOL CORPORATION
     Certification of Chief Executive Officer and Chief Financial Officer of
           The Lubrizol Corporation Pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of The Lubrizol Corporation for the period ending March 31, 2005:

     (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of The Lubrizol Corporation.


/s/ James L. Hambrick
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James L. Hambrick
Chief Executive Officer and President
May 5, 2005


I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of The Lubrizol Corporation for the period ending March 31, 2005:

     (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of The Lubrizol Corporation.


/s/ Charles P. Cooley
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Charles P. Cooley
Chief Financial Officer
May 5, 2005